Exhibit 99.1

Updated 2020 Forecast June 2020

Disclaimer By reading or reviewing the presentation slides, you agree to be bound by the following limitations. This presentation has been prepared for informational and background purposes only and the information contained herein (unle ss otherwise indicated) has been provided by Akorn, Inc. (together with its subsidiaries, the “Company”). It is confidential and does not constitute or form p art of, and should not be construed as, an offer or invitation to subscribe for, underwrite or otherwise acquire, any securities of the Company or any of its affiliates or enter into any other transaction, nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any sec uri ties of the Company or any of its affiliates, or with any other contract or commitment whatsoever. This presentation does not constitute an information or offering memorandum or a security purchase agreement in whole or in p art . Neither this presentation nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any oth er person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of the Company. This presentation does not purport to be all - inclusive or to contain all of the information that a person considering the purcha se of any securities may require to make a full analysis of the matters referred to herein. Each recipient of this presentation must make its own independent investig ati on and analysis of, or entering into any other transaction, any securities or other transaction and its own determination of the suitability of any investment, with p art icular reference to its own investment objectives and experience and any other factors which may be relevant to it in connection with such investment. Any assumptions, views or opinions (including statements, projections, forecasts or other forward - looking statements) contained in this presentation represent the assumptions, views or opinions of the Company as at the date indicated and are subject to change without notice. All informat ion not separately sourced is from internal Company data and estimates. The information contained in this presentation has not been independently verified and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of the Co mpany or any of its affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwi se) , directly or indirectly, from this presentation or its contents or otherwise arising in connection with this presentation. This shall not, however, restrict or exc lude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed. 2

Disclaimer (Continued)

This presentation includes statements that may constitute "forward-looking statements," including statements regarding the effects of COVID-19, as well as expected product launches, plant spending, cash flow, revenue, the Company's long-term business plan and outlook, the Chapter 11 Cases and the Company's ability to continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company's continued engagement in discussions with certain of its lenders regarding the Sale, and the Company's ability to complete the Sale. When used in this presentation, the words "will," "expect," "continue," "believe," "seek," "anticipate," "estimate," "intend," "could," "would," "strives" and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) the Company's ability to consummate the Sale; (ii) potential adverse effects of the Chapter 11 Cases on the Company's liquidity and results of operations; (iii) the Company's ability to obtain timely approval by the Court with respect to the motions filed in the Chapter 11 Cases; (iv) objections that could protract the Chapter 11 Cases; (v) employee attrition and the Company's ability to retain senior management and other key personnel due to the distractions and uncertainties; (vi) the Company's ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility and other financing arrangements; (vii) the Company's ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; (viii) the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company's common stock; (ix) the Court's rulings on the outcome of the Chapter 11 Cases generally; (x) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; (xi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company's ability to consummate the Sale or an alternative transaction; (xii) increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; (xiii) other litigation and inherent risks involved in a bankruptcy process; and (xiv) such other risks and uncertainties outlined in the risk factors detailed in Part I, Item 1A, "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as filed with the SEC on February 26, 2020), Part II, Item 1A, "Risk Factors," of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 (as filed with the SEC on May 11, 2020) and other risk factors identified from time to time in the Company's filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on the Company's forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this presentation. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other change.

This presentation includes certain non-GAAP financial measures, including Adjusted Gross Margin, Adjusted Operating Income, Adjusted EBITDA, Unlevered Free Cash Flow From Operations and Unlevered Free Cash Flow. While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non-GAAP measures in isolation or as a substitute for net income, net cash (used in) provided by operating activities or any other items calculated in accordance with GAAP. In addition, Adjusted EBITDA has inherent material limitations as a performance measure because it adds back certain expenses to net income, resulting in those expenses not being taken into account in the applicable financial measure. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Reconciliations of the non-GAAP financial measures included in this presentation to amounts reported under GAAP appear in the Appendix of this presentation. Projections of GAAP measures are not provided for 2021 because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP measures to their closest respective GAAP measures for 2021 are not provided because they could not be derived without unreasonable effort.

This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation of such jurisdiction or which would require any registration or licensing within such jurisdiction. This presentation or any part thereof is not for publication or release in the United States, Australia, Canada or Japan. Any failure to comply with these restrictions may constitute a violation of the laws of other jurisdictions. This presentation must not be acted on or relied on by persons who are not eligible to invest in securities. Any investment or investment activity to which this presentation relates is available only to persons eligible to invest in securities and will be engaged in only with such persons.

AKORN

3

Disclaimer (Continued) This presentation may include information from the S&P Capital IQ Platform Service. Such information is subject to the follow ing : “Copyright © 2020, S&P Capital IQ (and its affiliates, as applicable). This may contain information obtained from third parties, including ratings from credit rat ings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of th e r elated third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PAR TY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sel l s ecurities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment ad vice”. This presentation may include information from SNL Financial LC. Such information is subject to the following: “CONTAINS COPY RIG HTED AND TRADE SECRET MATERIAL DISTRIBUTED UNDER LICENSE FROM SNL. FOR RECIPIENT’S INTERNAL USE ONLY”. The information contained in this presentation is provided as at the date of this presentation and is subject to change witho ut notice. 4

Important Information By accepting this presentation, the recipient agrees to use the information herein in accordance with its compliance policies , c ontractual obligations (including, but not limited to, the provisions of that certain confidentiality agreement entered into between the recipient and Akorn, Inc. (the “Co mpany”)), applicable law, including United States federal and state, United Kingdom and other applicable securities laws. This presentation may contain material non - public information concerning the company and its subsidiaries or other affiliates or the securities of any of the foregoing. By accepting this presentation, the recipient agrees, with respect to any such information, that it will not trade or effect oth er transactions to which such information may be relevant until such time as the information is made generally available or is no longer relevant. The recipient agrees th at this restriction will apply to its entire firm other than any personnel who are permitted to trade by such recipient’s legal or compliance department due to the existe nce of information barriers that restrict the recipient’s firm from trading on the basis of material non - public information. 5

Table of Contents • Updated 2020 Forecast • Appendix: Monthly Support Schedules • Appendix: GAAP to Adjusted Reconciliations 6

Key Drivers of 2020 Performance and Outlook 7 Recent Performance Update • COVID - 19 severely impacted our performance beginning in Q2 as demand for our products was reduced by fewer hospital visits and restricted patient access to ophthalmology and optometrist practices. o For the overall portfolio, pull - through at the Big - 3 wholesalers was down an estimated 30% from the peak week of March 30th to the trough week of April 30th. o Several ophthalmology products saw a reduction in pull - through exceeding approximately 80% from peak to trough. o Sales were further pressured by wholesalers focusing on inventories (DOH) in response to lower pull - through, causing our sales to bottom out in May. o Pull - through at the wholesalers have improved in recent weeks. However, the trend is still below historical levels given that some COVID - 19 restrictions remain in place and precautions have limited hospital/clinic productivity. • A gradual recovery to historical pre - COVID pull - through/product utilization is expected by Q4 as restrictions are eased and hospital/clinic productivity normalizes. o Assumes no demand changes due to additional COVID surges. • New product revenue reflects current expectations for approval and launch readiness. • 2020 has also been updated to reflect normal forecast adjustments related to current contract positions and competitive dynamics. These impacts are assumed to carry forward into 2021. Expectations 2H 2020

Updated 2020 Forecast

- April and May expected to represent the low point regarding COVID-19 impact with expected recovery throughout the remainder of the year.
- Q4 forecast growth includes new product launch and return to pre-COVID business performance.

	ACTUAL	FORECAST			FY	Annualized
($ in millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	2020	Q4 2020
Net Revenue	$205	$129	$170	$197	$701	$790
Gross Margin	$95	$37	$65	$88	$284	
Adjusted Gross Margin [1]	102	42	69	91	305	366
% of Net Revenue	*50%*	*33%*	*41%*	*46%*	*44%*	*46%*
Operating Income (Loss)	($247)	($41)	($44)	$21	($310)	
Adjusted Operating Income [2]	51	(8)	18	40	101	160
% of Net Revenue	*25%*	*(6%)*	*10%*	*20%*	*14%*	*20%*
Net (Loss) Income	($257)	($75)	($72)	$11	($392)	
Adjusted EBITDA [3]	59	(0)	26	49	133	194
% of Net Revenue	*29%*	*(0%)*	*16%*	*25%*	*19%*	*25%*
Net Cash (Used In) Operating Activities	($61)	($19)	($93)	$27	($147)	
Unlevered Free Cash Flow From Operations [4]	($11)	$28	($15)	$36	$38	

Note: Reconciliations of Gross Margin to Adjusted Gross Margin, Operating Loss to Adjusted Operating Income, and Net (Loss) Income to Adjusted EBITDA appear on pages 18 and 20 of the Appendix.

1. Defined as GAAP gross margin plus non-cash stock compensation expense, amortization, employee retention and other compensation, India costs and FDA compliance related expenses.
2. Defined as GAAP operating income plus (i) amortization, (ii) FDA compliance related expenses, (iii) impairment of fixed assets and other, (iv) legal and financial advisory fees, (v) Fresenius transaction & Securities Class Action Litigation, (vi) non-cash stock compensation expense, (vii) employee retention and other compensation, (viii) India costs, (ix) litigation rulings, settlements and contingencies, (x) gain on disposal of fixed assets, (xi) other settlements and fees, (xii) merger and acquisition-related expenses and (xii) impairment of goodwill.
3. Adjusted EBITDA as used in this presentation is defined as net (loss) income (minus) plus (i) depreciation expense, (ii) amortization expense, (iii) interest expense, net, (iv) income tax (benefit) provision, (v) impairment of goodwill, (vi) amortization of deferred financing costs, (vii) non-cash stock compensation expense, (viii) impairment of fixed assets, (ix) impairment of intangible assets, (x) loss (gain) on disposal of fixed assets, (xi) employee retention and other compensation, (xii) legal and financial advisory fees, (xiii) FDA compliance related expenses, (xiv) other settlements and fees (xv) Fresenius transaction and Securities Class Action litigation, (xvi) other settlements and fees, (xvii) India costs, (xviii) data integrity investigations and assessment, (xix) merger and acquisition-related expenses, and (xx) litigation rulings, settlements and contingencies. Reconciliation of GAAP Net (Loss) to non-GAAP EBITDA, and Adjusted EBITDA appears on page 20 of the Appendix.
4. Reconciliations of Net Cash (Used In) Operating Activities to Unlevered Free Cash Flow from Operations and Unlevered Free Cash Flow appear on page 21 of the Appendix. Defined as Net Cash (Used In) Operating Activities plus interest expense, less capital expenditures, proceeds from disposal of assets, and effect of change in exchange rates, retention payments, increased insurance premiums, FDA remediation, restructuring professional fees, cure cost payments, wind down funding and India cost.

AKORN 8

2020 Quarterly Adjusted EBITDA Bridge: LRP[1] v. Updated Forecast

($ in millions)	ACTUAL Q1 2020	FORECAST Q2 2020	FORECAST Q3 2020	FORECAST Q4 2020	FY 2020
2020 LRP	$50	$32	$50	$56	$188
COVID-19 Product Contribution Margin Impacts					
REDACTED	0	(5)	(4)	0	(8)
REDACTED	0	(4)	(1)	0	(6)
REDACTED	0	(2)	(1)	0	(3)
Other Products	1	(18)	(3)	0	(20)
Total COVID-19 CM Impact	**1**	**(29)**	**(9)**	**0**	**(36)**
Demand/Other Contribution Margin Impact					
REDACTED	(4)	(5)	(4)	(6)	(19)
REDACTED	(2)	(1)	(1)	(1)	(5)
REDACTED	(1)	(1)	(1)	(1)	(4)
REDACTED	(3)	(3)	(2)	(1)	(9)
REDACTED	(0)	(0)	(1)	(3)	(4)
REDACTED	13	0	0	0	13
FTS	2	2	1	1	6
Other	0	(2)	(0)	6	4
Total Demand/Other CM Impact	**5**	**(10)**	**(8)**	**(5)**	**(18)**
Updated New Product Launch Assumptions CM Impact					
REDACTED	0	(1)	(1)	(2)	(3)
REDACTED	0	0	(6)	(1)	(7)
Total New Product Launch Assumptions CM Impact	**0**	**(1)**	**(7)**	**(3)**	**(11)**
Total Product CM	**6**	**(40)**	**(24)**	**(7)**	**(65)**
Operating Expenses					
Net Plant Spending	1	3	0	0	5
Inventory Loss / Materials Costs	(1)	1	(1)	(1)	(1)
SG&A	1	1	0	0	2
R&D	1	1	0	0	2
Total Operating Expense Changes	**3**	**7**	**(1)**	**(1)**	**7**
Methodology Adjustment					
Cash LTIP Expense Addback	**0**	**1**	**1**	**1**	**3**
Total Adjustments	9	(32)	(24)	(7)	(55)
UPDATED 2020 FORECAST	$59	($0)	$26	$49	$133

- **COVID-19 results in an estimated $36mm reduction of EBITDA relative to the long range plan.**
- **Product demand and other forecast adjustments result in an estimated $18mm of additional contribution margin decline for 2020.**
- **Updated product launch assumptions are estimated to contribute another $11mm to the decline in EBITDA.**
- **Net plant spending, SG&A and R&D are favorable to LRP through April and generally in line with LRP in the forecast periods.**

1. "LRP" refers to the forecast prepared in January 2020 that was included in the Company's Current Report on Form 8-K, that was filed with the SEC on April 22, 2020.

AKORN

9

2020 Adjusted EBITDA to Unlevered Free Cash Flow

- Akorn continues to generate positive unlevered free cash flow from operations in spite of COVID-19 impact.
- Use of cash primarily driven by non-recurring / restructuring costs as well as interest on prepetition debt.

	ACTUAL	FORECAST			FY
($ in millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	2020
Net (Loss) Income	***($257)***	***($75)***	***($72)***	***$11***	***($392)***
Net Cash (Used In) Operating Activities	***($61)***	***($19)***	***($93)***	***$27***	***($147)***
Adjusted EBITDA[1]	**$59**	**($0)**	**$26**	**$49**	**$133**
Less: Capital Expenditures	(12)	(10)	(11)	(11)	(44)
Less: Cash Income Taxes[2]	0	0	0	0	0
Less: Change in Working Capital / Other	(59)	38	(30)	(1)	(52)
Unlevered Free Cash Flow From Operations[3]	**(11)**	**28**	**(15)**	**36**	**38**
Less: Retention Payments	(14)	(10)	(6)	(6)	(36)
Less: Increased Insurance Premiums	(6)	0	0	0	(6)
Less: FDA Remediation	(5)	(3)	(3)	(3)	(14)
Less: Restructuring Professional Fees	(11)	(12)	(7)	0	(30)
Less: Cure Cost Payments	0	0	(10)	0	(10)
Less: Windown Funding	0	0	(35)	0	(35)
Less: India Costs[4]	(1)	(1)	(0)	0	(2)
Unlevered Free Cash Flow[3]	**(48)**	**3**	**(76)**	**27**	**(95)**

1. Reconciliation of Net (Loss) Income to Adjusted EBITDA appears on page 20 of the Appendix.
2. Forecast excludes income tax payments and refunds.
3. Reconciliations of Net Cash (Used In) Operating Activities to Unlevered Free Cash Flow from Operations and Unlevered Free Cash Flow appear on page 21 of the Appendix.
4. Forecast does not include any net proceeds related to the sale of India facility.

AKORN

10

Top 30 Product Groups – Quarterly Trends

	Net Sales ($ in millions)[1]												
	FY 2019A		Q4 2019A	Q1 2020A		Q2 2020F		Q3 2020F		Q4 2020F		FY 2020F	
Product Group	Net Sales	Net Sales (%)	Net Sales	Δ Sales	Net Sales[2]	Δ Sales	Net Sales	Δ Sales	Net Sales	Δ Sales	Net Sales	Net Sales	Net Sales (%)
By 2020 Product Rank													
Products 1 - 5 Total	186	27%	34	40	75	(45)	30	7	37	5	42	183	26%
Products 6 - 10 Total	105	15%	30	(2)	28	(8)	21	10	31	3	34	114	16%
Products 11 - 30 Total	177	26%	45	5	50	(13)	37	16	52	11	63	202	29%
Top 30 Total	468	69%	110	43	153	(66)	87	33	120	19	139	499	71%
All Others	214	31%	52	(1)	52	(10)	42	7	49	9	58	202	29%
Grand Total	682	100%	162	42	205	(76)	129	41	170	28	197	701	100%
By Dosage Form													
Ophthalmics	286	42%	78	4	82	(22)	60	26	86	18	104	332	47%
Injectables	107	16%	22	32	55	(36)	18	4	23	2	25	120	17%
Oral Solids	101	15%	20	3	23	(5)	18	3	21	1	21	82	12%
Oral Liquids	79	12%	19	1	19	(7)	13	4	17	3	19	68	10%
Topicals	77	11%	13	3	16	(3)	12	4	16	3	20	64	9%
Nasal / Inhalation	32	5%	10	1	11	(3)	8	(0)	8	0	8	35	5%
Grand Total	682	100%	162	42	205	(76)	129	41	170	28	197	701	100%

1. Estimated product level revenue.
2. Increase in Q1 2020 Net Sales driven by approximately $36 million of net revenue from a sale of remaining inventory of an unapproved product that has since been discontinued.

AKORN
11

Tie out to 2021F presented in Jan 2020 LRP 1 Updated Forecast EBITDA Bridge: Q4 2020 Annualized to 2021 12 ($ in millions) 1. “LRP” refers to the forecast prepared in January 2020 that was included in the Company’s Current Report on Form 8 - K, that was fi led with the SEC on April 22, 2020. Note: Reconciliation of Net (Loss) Income to Adjusted EBITDA for each month in Q4 2020 appears on page 20 of the Appendix. Projections of GAAP measures are not provided for 2021 because such figures are not available on a forward - looking basis and reconciliations of projected non - GAAP measures to their closest respective GAAP mea sures for 2021 are not provided because they could not be derived without unreasonable effort. Assumes Q4 2020 delta vs. LRP ($8mm) persists throughout 2021

2021 Adjusted P&L Summary 13 • 2021 Adjusted EBITDA forecast results in a significant improvement from 2020. Note: Projections of GAAP measures are not provided for 2021 because such figures are not available on a forward - looking basis a nd reconciliations of projected non - GAAP measures to their closest respective GAAP measures for 2021 are not provided because they could not be derived without unreasonable effort. FORECAST ($ in millions) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Revenue to Adjusted EBITDA Net Revenue 196 199 204 210 809 COGS 105 106 107 108 425 % of Net Revenue 54% 53% 52% 51% 53% Adjusted Gross Margin 91 94 97 102 384 % of Net Revenue 46% 47% 48% 49% 47% R&D 10 10 10 10 40 % of Net Revenue 5% 5% 5% 5% 5% SG&A 41 41 41 41 165 % of Net Revenue 21% 21% 20% 20% 20% Adjusted Operating Income 40 43 46 51 179 % of Net Revenue 20% 21% 23% 24% 22% Depreciation 8 8 8 8 31 Adjusted EBITDA 48 51 54 59 211 % of Net Revenue 24% 25% 26% 28% 26% Adjusted EBITDA to Unlevered Free Cash Flow From Operations Adjusted EBITDA 48 51 54 59 211 CapEx (18) (18) (18) (18) (72) Cash Income Taxes – – – – – Change in Working Capital / Other (3) (1) 3 2 0 Unlevered Free Cash Flow From Operations 26 32 38 43 139

Table of Contents • Updated 2020 Forecast • Appendix: Monthly Support Schedules • Appendix: GAAP to Adjusted Reconciliations 14

Updated 2020 Monthly Forecast

	UNAUDITED ACTUAL				FORECAST								FY
($ in millions)	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	2020
Net Revenue	$64	$75	$65	$41	$36	$52	$55	$56	$59	$65	$66	$67	$701
Gross Margin	28	43	23	11	7	20	20	21	24	29	29	30	284
Gross Margin (%)	43%	58%	36%	26%	18%	38%	37%	38%	40%	44%	44%	45%	41%
Adjusted Gross Margin	30	46	26	13	8	21	22	22	25	30	30	31	305
Adj. Gross Margin (%)	47%	61%	40%	31%	22%	41%	40%	40%	43%	46%	46%	47%	44%
SG&A	21	24	20	21	23	17	19	55	16	16	16	16	127
Adjusted SG&A[1]	14	13	15	13	14	14	14	14	14	14	14	14	167
Research & Development	3	3	3	3	3	3	3	3	3	3	3	3	40
Adjusted R&D[2]	3	3	3	2	3	3	3	3	3	3	3	3	38
Operating Income	2	14	(263)	(15)	(23)	(3)	(5)	(40)	2	7	7	8	(172)
Operating Income (%)	3%	18%	(401%)	(37%)	(62%)	(5%)	(9%)	(72%)	3%	10%	10%	12%	(24%)
Adjusted Operating Income	13	30	8	(3)	(9)	4	4	5	8	13	13	14	101
Adj. Operating Income (%)	20%	40%	12%	(7%)	(25%)	7%	8%	10%	14%	20%	20%	21%	14%
Net (Loss) Income	(14)	4	(248)	(26)	(33)	(16)	(16)	(52)	(3)	4	4	3	(392)
Net Income (%)	(21%)	6%	(379%)	(64%)	(91%)	(31%)	(29%)	(93%)	(6%)	6%	6%	4%	(56%)
Adjusted EBITDA	$15	$33	$11	($0)	($6)	$7	$7	$8	$11	$16	$16	$17	$133
Adjusted EBITDA (%)	24%	44%	16%	(1%)	(17%)	13%	13%	15%	19%	24%	24%	25%	19%
Net Cash (Used In) Operating Activities	(34)	(7)	(21)	(11)	17	(25)	(29)	(69)	5	7	15	4	(147)
Unlevered Free Cash Flow From Operations	($25)	$26	($12)	$8	$36	($16)	($11)	($11)	$8	$14	$15	$7	$38

Note: Reconciliations of Gross Margin to Adjusted Gross Margin, SG&A to Adjusted SG&A, R&D to Adjusted R&D, Operating Income (Loss) to Adjusted Operating Income, Net (Loss) Income to Adjusted EBITDA, and Net Cash (Used In) Operating Activities to Unlevered Free Cash Flow From Operations appear on pages 18, 19, 20 and 21 of the Appendix.

1. Defined as GAAP SG&A less (i) legal and financial advisory fees, (ii) Fresenius transaction & Securities Class Action Litigation, (iii) data integrity investigations & assessment, (iv) non-cash stock compensation expense, (v) employee retention and other compensation, (vi) India costs, (vii) gain on disposal of fixed assets, (viii) other settlements and fees and (ix) merger and acquisition related expenses.
2. Defined as GAAP Research and Development (R&D) less employee retention and other compensation and non-cash stock compensation expense.

AKORN

15

2020 Monthly Adjusted EBITDA to Unlevered Free Cash Flow

	UNAUDITED ACTUAL				FORECAST								FY
($ in millions)	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	2020
Net (Loss) Income	*($14)*	*$4*	*($248)*	*($26)*	*($33)*	*($16)*	*($16)*	*($52)*	*($3)*	*$4*	*$4*	*$3*	*($392)*
Net Cash (Used In) Operating Activities	*($34)*	*($7)*	*($21)*	*($11)*	*$17*	*($25)*	*($29)*	*($69)*	*$5*	*$7*	*$15*	*$4*	*($147)*
Adjusted EBITDA[1]	**$15**	**$33**	**$11**	**($0)**	**($6)**	**$7**	**$7**	**$8**	**$11**	**$16**	**$16**	**$17**	**$133**
Less: Capital Expenditures	(5)	(2)	(4)	(2)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(44)
Less: Cash Income Taxes[2]	0	0	0	0	0	0	0	0	0	0	0	0	0
Less: Change in Working Capital / Other	(35)	(5)	(19)	11	46	(19)	(15)	(15)	1	1	3	(6)	(52)
Unlevered Free Cash Flow From Operations[3]	**(25)**	**26**	**(12)**	**8**	**36**	**(16)**	**(11)**	**(11)**	**8**	**14**	**15**	**7**	**38**
Less: Retention Payments	0	(14)	0	(6)	(4)	0	(6)	0	0	(6)	0	0	(36)
Less: Increased Insurance Premiums	0	(6)	0	0	0	0	0	0	0	0	0	0	(6)
Less: FDA Remediation	(2)	(2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(14)
Less: Restructuring Professional Fees	(4)	(6)	(2)	(5)	(7)	(0)	(3)	(4)	0	0	0	0	(30)
Less: Cure Cost Payments	0	0	0	0	0	0	0	(10)	0	0	0	0	(10)
Less: Winddown Funding	0	0	0	0	0	0	0	(35)	0	0	0	0	(35)
Less: India Costs[4]	(0)	(0)	(0)	(0)	(0)	(0)	(0)	0	0	0	0	0	(2)
Unlevered Free Cash Flow[3]	**(31)**	**(2)**	**(16)**	**(4)**	**24**	**(17)**	**(22)**	**(61)**	**7**	**7**	**14**	**6**	**(95)**

1. Reconciliation of Net (Loss) Income to Adjusted EBITDA appears on page 20 of the Appendix.
2. Forecast excludes income tax payments and refunds.
3. Reconciliations of Net Cash (Used In) Operating Activities to Unlevered Free Cash Flow from Operations and Unlevered Free Cash Flow appear on 21 of the Appendix.
4. Forecast does not include any net proceeds related to the sale of India facility.

AKORN

16

Table of Contents • Updated 2020 Forecast • Appendix: Monthly Support Schedules • Appendix: GAAP to Adjusted Reconciliations 17

GAAP to Adjusted Reconciliations: Gross Margin and Operating Income

GAAP Gross Margin to Adjusted Gross Margin

($ in millions)	UNAUDITED ACTUAL Jan-20	Feb-20	Mar-20	Apr-20	FORECAST May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	FY 2020	ACTUAL Q1 2020
GAAP Gross Margin	$28	$43	$23	$11	$7	$20	$20	$21	$24	$29	$29	$30	$285	$95
Add: Amortization	0	0	0	0	–	–	–	–	–	–	–	–	0	0
Add: FDA compliance related expenses	2	2	1	1	1	1	1	1	1	1	1	1	14	5
Add: Non-cash stock compensation expense	0	0	0	0	0	0	0	0	0	0	0	0	2	0
Add: Employee retention and other compensation	0	1	1	1	0	0	0	0	0	0	0	0	4	2
Add: India costs	0	0	0	0	–	–	–	–	–	–	–	–	1	1
Total Adjustments	2	3	3	2	1	1	1	1	1	1	1	1	21	8
Adjusted Gross Margin	$30	$46	$26	$13	$8	$21	$22	$22	$25	$30	$30	$31	$306	$102

GAAP Operating Income to Adjusted Operating Income

($ in millions)	UNAUDITED ACTUAL Jan-20	Feb-20	Mar-20	Apr-20	FORECAST May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	FY 2020	ACTUAL Q1 2020
GAAP Operating Income	$2	$14	($263)	($15)	($22)	($3)	($5)	($40)	$2	$7	$7	$8	($310)	($247)
Add: Amortization	2	2	2	2	3	3	3	3	3	3	3	3	29	6
Add: FDA compliance related expenses	2	2	1	1	1	1	1	1	1	1	1	1	14	5
Add: Impairment of fixed assets and other	–	–	–	–	–	–	–	–	–	–	–	–	–	0
Add: Legal and financial advisory fees	3	5	2	4	7	0	3	39	–	–	–	–	63	10
Add: Fresenius transaction & Securities Class Action Litigation	0	1	1	0	–	–	–	–	–	–	–	–	1	1
Add: Data integrity investigations & assessment	0	0	(0)	0	–	–	–	–	–	–	–	–	1	0
Add: Non-cash stock compensation expense	1	2	1	2	2	2	2	2	2	2	2	2	20	3
Add: Employee retention and other compensation	2	5	3	3	1	1	1	1	1	1	1	1	20	10
Add: India costs	0	0	0	0	–	–	–	–	–	–	–	–	2	1
Add: Litigation rulings, settlements and contingencies	–	–	(7)	–	–	–	–	–	–	–	–	–	(7)	(7)
Add: (Gain) on disposal of fixed assets	0	–	0	0	–	–	–	–	–	–	–	–	0	0
Add: Other settlements and fees	–	1	0	0	–	–	–	–	–	–	–	–	1	1
Add: Merger and acquisition-related expenses	0	0	0	0	–	–	–	–	–	–	–	–	0	0
Add: Impairment of Goodwill	–	–	268	–	–	–	–	–	–	–	–	–	268	268
Total Adjustments	11	17	271	12	13	7	9	46	6	6	6	6	410	298
Adjusted Operating Income	$13	$30	$8	($3)	($9)	$4	$4	$5	$8	$13	$13	$14	$101	$51

AKORN 18

GAAP to Adjusted Reconciliations: SG&A and R&D

GAAP SG&A to Adjusted SG&A

	UNAUDITED ACTUAL				FORECAST								FY	ACTUAL
($ in millions)	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	2020	Q1 2020
GAAP SG&A	$21	$24	$20	$21	$23	$17	$19	$55	$16	$16	$16	$16	$265	$65
Less: Legal and financial advisory fees	3	5	2	4	7	0	3	39	–	–	–	–	63	10
Less: Fresenius transaction & Securities Class Action Litigation	0	1	1	0	–	–	–	–	–	–	–	–	1	1
Less: Data integrity investigations & assessment	0	0	(0)	0	–	–	–	–	–	–	–	–	1	0
Less: Non-cash stock compensation expense	1	1	1	1	2	2	2	2	2	2	2	2	17	3
Less: Employee retention and other compensation	1	3	2	2	1	1	1	1	1	1	1	1	14	7
Less: India costs	0	(0)	0	0	–	–	–	–	–	–	–	–	1	0
Less: (Gain) on disposal of fixed assets	0	–	0	0	–	–	–	–	–	–	–	–	0	0
Less: Other settlements and fees	–	1	0	0	–	–	–	–	–	–	–	–	1	1
Less: Merger and acquisition-related expenses	0	0	0	0	–	–	–	–	–	–	–	–	0	0
Total Adjustments	6	11	5	8	9	2	5	42	2	2	2	2	98	23
Adjusted SG&A	$14	$13	$15	$13	$14	$14	$14	$14	$14	$14	$14	$14	$167	$42

GAAP R&D to Adjusted R&D

	UNAUDITED ACTUAL				FORECAST								FY	ACTUAL
($ in millions)	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	2020	Q1 2020
GAAP R&D	$3	$3	$3	$3	$3	$3	$3	$3	$3	$3	$3	$3	$40	$10
Less: Employee retention and other compensation	0	0	0	0	–	–	–	–	–	–	–	–	1	1
Less: Non-cash stock compensation expense	(0)	0	0	0	0	0	0	0	0	0	0	0	1	0
Total Adjustments	0	1	0	0	0	0	0	0	0	0	0	0	2	1
Adjusted R&D	$3	$3	$3	$2	$3	$3	$3	$3	$3	$3	$3	$3	$38	$9

AKORN
19

Net Income to Adjusted EBITDA Reconciliation 20 UNAUDITED ACTUAL FORECAST FY ACTUAL ($ in millions) Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 2020 Q1 2020 Net (Loss) Income (14) 4 (248) (26) (33) (16) (16) (52) (3) 4 4 3 (392) (257) Adjustments to arrive at EBITDA: Interest Expense, Net 8 8 9 11 11 11 11 12 5 3 3 5 95 24 Income tax (benefit)/provision (0) (0) (23) (0) – – – – – – – – (23) (23) Depreciation expense 3 3 3 2 3 3 3 3 3 3 3 3 32 8 Amortization expense 2 2 2 2 3 3 3 3 3 3 3 3 29 6 EBITDA (1) 17 (258) (11) (17) 1 0 (35) 7 12 12 13 (259) (242) Adjustments to arrive at Adjusted EBITDA Impairment of goodwill – – 268 – – – – – – – – – 268 268 Amortization of deferred financing costs 7 2 – – – 2 – – – – – – 11 9 Non-cash stock compensation expense 1 2 1 2 2 2 2 2 2 2 2 2 20 3 Impairment of fixed assets and other – – – – – – – – – – – – – – Impairment of intangible assets – – – – – – – – – – – – – – (Gain) on disposal of fixed assets 0 – 0 0 – – – – – – – – 0 0 Employee retention and other compensation 2 5 3 3 1 1 1 1 1 1 1 1 20 10 Legal and financial advisory fees 3 5 2 4 7 0 3 39 – – – – 63 10 FDA compliance related expenses 2 2 1 1 1 1 1 1 1 1 1 1 14 5 Other settlements and fees – 1 0 0 – – – – – – – – 1 1 Fresenius transaction & Securities Class Action Litigation 0 1 1 0 – – – – – – – – 1 1 India costs (excluding depreciation and interest) 0 0 0 0 0 0 0 – – – – – 2 1 Data integrity investigations & assessment 0 0 (0) 0 – – – – – – – – 1 0 Merger and acquisition-related expenses 0 0 0 0 – – – – – – – – 0 0 Litigation rulings, settlements and contingencies – – (7) – – – – – – – – – (7) (7) Adjusted EBITDA 15 33 11 (0) (6) 7 7 8 11 16 16 17 133 59

Reconciliation of GAAP Net Cash (Used In) Operating Activities to Unlevered FCF & Unlevered FCF from Operations

	UNAUDITED ACTUAL				FORECAST								FY	ACTUAL
($ in millions)	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	2020	Q1 2020
GAAP Net Cash (Used In) Operating Activities	**($34)**	**($7)**	**($21)**	**($11)**	**$17**	**($25)**	**($29)**	**($69)**	**$5**	**$7**	**$15**	**$4**	**($147)**	**($61)**
Add: Interest Expense	8	8	9	11	10	11	11	12	6	3	3	6	96	24
Less: CapEx	(5)	(2)	(4)	(2)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(44)	(12)
Less: Proceeds from disposal of assets	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less: Effect of change in exchange rates / other	(0)	(0)	0	(1)	0	0	0	0	0	0	0	0	(1)	(0)
Unlevered Free Cash Flow	**(31)**	**(2)**	**(16)**	**(4)**	**24**	**(17)**	**(22)**	**(61)**	**7**	**7**	**14**	**6**	**(95)**	**(48)**
Less: Retention Payments	0	(14)	0	(6)	(4)	0	(6)	0	0	(6)	0	0	(36)	(14)
Less: Increased Insurance Premiums	0	(6)	0	0	0	0	0	0	0	0	0	0	(6)	(6)
Less: FDA Remediation	(2)	(2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(14)	(5)
Less: Restructuring Professional Fees	(4)	(6)	(2)	(5)	(7)	(0)	(3)	(4)	0	0	0	0	(30)	(11)
Less: Cure Cost Payments	0	0	0	0	0	0	0	(10)	0	0	0	0	(10)	0
Less: Winddown Funding	0	0	0	0	0	0	0	(35)	0	0	0	0	(35)	0
Less: India Costs	(0)	(0)	(0)	(0)	(0)	(0)	(0)	0	0	0	0	0	(2)	(1)
Unlevered Free Cash Flow From Operations	**(25)**	**26**	**(12)**	**8**	**36**	**(16)**	**(11)**	**(11)**	**8**	**14**	**15**	**7**	**38**	**(11)**

AKORN

21